Consolidated communications

Acquisition of SureWest Communications

February 6, 2012

Safe Harbor

Safe Harbor

Any statements contained in this presentation other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan," "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include our ability to complete the acquisition of SureWest and successfully integrate SureWest's operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of SureWest, including economic and financial market conditions generally and economic conditions in Consolidated's and SureWest's service areas; various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's and SureWest's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and SureWest's filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated or persons acting on behalf of us are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and Consolidated's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Additional Information

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated and SureWest will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Consolidated and SureWest with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, P.O. Box 969, Roseville, CA 95678, Attention: Investor Relations. A final proxy statement or proxy/prospectus statement will be mailed to shareholders of SureWest and Consolidated stockholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the proxy statement for its 2011 annual meeting of shareholders. Information about the directors and executive officers of SureWest is set forth in its proxy statement for its 2011 annual meeting of shareholders and SureWest's Form 10-K for the year ended December 31, 2010. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Senior Management Representatives

- **Bob Currey, President and Chief Executive Officer**
- **Steve Childers, Chief Financial Officer**

Transaction Rationale

- **Combines Consolidated's strong and stable cash flow business with SureWest's growth oriented broadband and overbuilder strategy**
- **Results in a financially strong company with a robust balance sheet, attractive dividend payout ratio and the ability to delever over time**
  - Free cash flow accretive in first full year of operations (after synergies)
  - Meaningfully reduces leverage
- **Diversifies revenue and cash flow streams across multiple business lines and geographies**
  - RLEC, CLEC, cable, fiber and wireless
  - Pro forma business and broadband services will represent over 70% of revenues
- **Creates a platform for future growth through acquisitions to fill in our national footprint and organically through investments in our existing markets**

Transaction Summary

Price Per Share:	$23.00; cash / stock election with proration to achieve 50% cash / 50% stock
Transaction Value:	$341 million, exclusive of net debt of $197 million as of 9/30/2011 (1)
Pro Forma Ownership:	~78% Consolidated shareholders / ~22% SureWest shareholders (1), (2)
Collar:	Each SureWest share exchanged for stock will receive $23 per share in Consolidated stock provided the Consolidated share price is within a ± 15% band at closing
LTM Adj. EBITDA Multiples(3):	6.3x (before synergies) / 4.8x (after synergies)
Pro Forma Net Leverage(3):	4.2x (before synergies) / 3.9x (after synergies)
Financing:	Committed financing to repay SureWest debt and fund cash consideration
Required Approvals:	Hart-Scott-Rodino, FCC and certain state regulatory approvals
Governance:	SureWest will appoint one Director to Consolidated's Board
Expected Closing:	Q3 or Q4 2012

(1) Based on Consolidated share price of $19.25 as of 2/3/2012 (mid-point of the collar)
(2) Based on Consolidated and SureWest fully diluted shares outstanding
(3) Based on reported LTM Adjusted EBITDA as of 9/30/2011

Strategic Direction of Combined Company

- **Maintain focus on organic growth**
  - Continue aggressive broadband penetration plans
  - Use greater scale and scope to be more effective competitor
  - Expand footprint where payback analysis supports it
  - Selectively deploy capital for backhaul and other wholesale opportunities
  - Exploit video capabilities to drive ARPU

- **Improve operating efficiency & deliver cost synergies**
  - Streamline organization structure
  - Integrate the back offices & systems
  - Consolidated corporate/public company functions

- **Sustain and grow value to stockholders over long term**
  - Maintain cash flow to support dividend
  - Manage through respective regulatory process
  - Deliver optimal capital structure with delevering profile

Overview of SureWest

- **Advanced voice, video and data communications provider**
- **Network technology leader with advanced networks**
- **Focused on long-term growth**

Geographic Footprint


ILEC
CLEC
California
Kansas
SACRAMENTO
FOLSOM
CITRUS HEIGHTS
Kansas City
Merriam
Shawnee
Prairie Village
Lenexa
Overland Park
Olathe

($ in Millions)

Key Metrics [1]

LTM Financial Summary	
Total Revenue	$246.2M
Y-o-Y growth rate	*2.9%*
Adjusted EBITDA	$84.6M
Y-o-Y growth rate	*5.3%*
Customer Statistics	
Total Residential RGUs	266,500
Video	*64,900*
Voice	*100,300*
Data	*101,300*
Business Customers	15,700
Total Marketable Homes	**321,700**
Fiber	158,500
% of total	*49.3%*
870 MHz hybrid fiber coaxial in Kansas City	94,000
% of total	*29.2%*
Copper in Sacramento	69,200
% of total	*21.5%*

(1) Based on public filings as of 9/30/2011

Attractive Markets

- **Fiber-optics based high speed Internet, customized data and Ethernet transport service, Data center and disaster recovery solutions, VoIP phone systems, IPTV, Wireless backhaul**

Sacramento – 343 Mile Fiber Ring


Roseville
Placer County
SAC Intl Airport
Citrus Heights
Woodland
McClellan
Yolo County
Sacramento
Rancho Cordova
Solano County
Elk Grove

Kansas City – 60 Mile Fiber Ring


Wyandotte County
Kansas City
Merriam
Shawnee
Prairie Village
Johnson County
Overland Park
Lenexa
Kansas
Missouri
Leawood

Benefits of the Combination

Consolidated communications

Synergies	• Approximately $25 million in annual run-rate opex synergies • $5 million to $10 million in annual run-rate capex synergies
Pro Forma Capital Structure	• Pro forma total and net leverage of 4.1x and 3.9x (after synergies) • Senior secured leverage below 3.0x (after synergies) • Combined company expected to delever significantly over time
Tax Benefits	• $67 million of estimated SureWest NOLS as of 9/30/2011
Dividend Policy	• Maintain Consolidated's annual dividend of $1.55 per share • Improves dividend payout ratio
Successful Integration Track Record	• Capitalize on management's integration experience – Texas properties in 2004 – tripled size of company – North Pittsburgh properties in 2007 – exceeded synergy guidance

Transaction Rationale

Consolidated communications

- Combines Consolidated's strong and stable cash flow business with SureWest's growth oriented broadband and overbuilder strategy
- Results in a financially strong company with a robust balance sheet, attractive dividend payout ratio and the ability to delever over time
- Diversifies revenue and cash flow streams across multiple business lines and geographies
- Creates a platform for future growth through acquisitions to fill in our national footprint and organically through investments in our existing markets

Compelling transaction for Consolidated Shareholders

Q&A

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